                                                                   EXHIBIT 10.25

                    CONSULTING AND NON-COMPETITION AGREEMENT
                    ----------------------------------------

     THIS CONSULTING AND NON-COMPETITION AGREEMENT (the "Agreement") is made and entered into as of the 15th day of April, 1998 by and among Advance Holding Corporation, a Virginia corporation (the "Corporation"), Advance Stores Company, Incorporated, a Virginia corporation ("ASCI") and Nicholas F. Taubman ("Consultant").

                              W I T N E S S E T H:

     WHEREAS, the Corporation, AHC Corporation, a Virginia corporation ("Investor"), FS Equity Partners III, L.P., a Delaware limited Partnership, FS Equity Partners IV, L.P. (collectively, "FS Equity Partners"), and FS Equity International, L.P., a Delaware limited partnership (collectively with FS Equity Partners, "Guarantor"), have entered into an Agreement and Plan of Merger, dated as of March 4, 1998 (the "Merger Agreement"), pursuant to which Investor has, effective as of the time of execution and delivery of this Agreement, merged with and into the Corporation with the Corporation as the surviving corporation in the merger (the "Merger"); and

     WHEREAS, pursuant to the Merger Agreement, (a) Consultant and the Arthur Taubman Trust dated July 13, 1964 (the "1964 Trust") became the owners of a total of 1,750,000 shares of common stock of the Corporation as of the effective time of the Merger (the "Effective Time") and (b) Consultant and the 1964 Trust have been granted at the Effective Time options to purchase in the aggregate 500,000 shares of common stock of the Corporation; and

     WHEREAS, ASCI, a wholly-owned subsidiary of the Corporation, is engaged in the highly competitive business of retail marketing and sale of automotive parts, accessories and services, with stores in 12 states as of the date hereof; and

     WHEREAS, Consultant is recognized as a leading company owner and executive with significant expertise in the retail automotive parts and accessories industry. Consultant's industry experience and knowledge is greatly valued by the Corporation and would be extremely valuable to competitors of ASCI. Accordingly, Guarantor is unwilling to cause Investor to consummate the Merger unless Consultant enters into this Agreement, which is a material inducement to Guarantor to cause Investor to merge with and into the Corporation; and

     WHEREAS, pursuant to the Merger Agreement, it is a condition to the Corporation's and Investor's respective obligations to consummate the Merger that Consultant and the Corporation enter into this Agreement as of the Effective Time; and

     WHEREAS, each of Consultant and the Corporation are sophisticated parties experienced in business transactions of this type, and fully understand (a) the ramifications of the non-competition, non-solicitation and confidentiality provisions of this Agreement and (b) that the laws of each state with respect to the enforceability of such provisions vary. The parties are specifically selecting the internal laws of the Commonwealth of Virginia to govern this Agreement in order that it be enforceable against all of them; and

     WHEREAS, to provide Guarantor with the full value of its investment in the Corporation through the Merger, particularly the goodwill of the Corporation represented thereby, in consideration of the Corporation's entering into a consulting relationship with Consultant with a three-year term, and as a material inducement to the Corporation to enter into this Agreement and to consummate the transactions contemplated hereby, the Merger Agreement requires that the Consultant execute and deliver this consulting and noncompetition agreement with the Corporation immediately effective upon the effective date of the Merger and that the obligation of Investor to consummate the Merger is conditioned upon the Consultant entering into this Agreement; and

     WHEREAS, in consideration for the payments to be made to Consultant pursuant hereto and the covenants of Consultant hereunder, each of the Corporation and Consultant desires to enter into this Agreement;

     NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Consulting Services and Term.
          ----------------------------

          (a) Term.  Consultant shall make himself available to render
              ----
consulting services, on the terms and conditions set forth in this Agreement, for the period beginning at the Effective Time and ending on the third anniversary thereof (the "Term").

          (b) Nature and Time of Rendering Services.  During the Term,
              -------------------------------------
Consultant shall render such services as may be requested from time to time by the Board of Directors of the Corporation (the "Board") and/or the Chief Executive Officer of the Corporation, subject to the following provisions of this

Section 1(b). Consultant's services shall be performed at such time and locations as shall be mutually convenient to Consultant and the Corporation; provided, however, that in no event shall Consultant be required to render
--------  -------
consulting services hereunder (i) for more than twenty (20) hours in any one week during the period from the Effective Time to the six-month anniversary thereof, (ii) for more than ten (10) hours in any one week during the period from the day following the six-month anniversary of the Effective Time to the one-year anniversary thereof, (iii) for more than ten (10) hours in any month during the period from the day following the one-year anniversary of the Effective Time to the two-year anniversary thereof or (iv) for more than five
(5) hours in any month during the period from the day following the two-year anniversary of the Effective Time through the remainder of the Term; and provided, further, that Consultant shall be excused from rendering consulting
--------  -------
services hereunder during reasonable vacation periods. For purposes of determining the number of hours of service rendered during the periods covered by clauses (iii) and (iv) above, Consultant shall be deemed to have rendered the greater of (x) five hours and (y) the actual number of hours of service rendered, on any day during which he is required to render consulting services hereunder.

          (c) Compensation.  The Corporation or ASCI shall pay Consultant an
              ------------
annual consulting and noncompetition fee equal to $300,000 payable in equal monthly installments. The annual fee may, at the option of the Board, be subject to annual increases upon review by the Board. Any such review will be made after completion of the Corporation's fiscal year, and shall be at the sole discretion of the Board.

          (d) Expense Reimbursement.  Consultant shall be reimbursed in
              ---------------------
accordance with the generally applicable policies of the Corporation as adopted by the Board from time to time for his reasonable travel, entertainment, business, meeting and similar expenditures, incurred for the benefit of the Corporation and subject to approval of the Chief Executive Officer of the Corporation or the Board. As an additional condition to the reimbursement of such expenses by the Corporation to Consultant, Consultant shall provide the Corporation with copies of all available invoices and receipts, and otherwise account to the Corporation in sufficient detail and with adequate documentation to allow the Corporation to confirm the business nature of the expenses and claim an income tax deduction for such paid items, if such items are deductible.

          (e) Bonus Program and Other Benefits.  Consultant shall be eligible to
              --------------------------------
participate in a manner commensurate with the senior management executives of the Corporation in all benefits or other programs available, to the extent such exist or are sponsored by the Corporation. Without limiting the generality of the foregoing, Consultant shall participate in an incentive bonus program which shall provide for a payout to Consultant of a minimum of $300,000 annually upon the achievement of targeted annual earnings goals for the Corporation determined by the Board and applicable to the senior management executives of the Corporation no later than the first quarter of each fiscal year.

          (f) COBRA Benefits.  Consultant shall have the option to convert and
              --------------
continue his health insurance on or after the Effective Time as may be required or authorized by law under the Consolidated Omnibus Budget Reconciliation Act of 1985, and shall be entitled after the Effective Time to participate in all health, accident, disability or other insurance policies and programs provided to retirees of the Corporation generally for which he is eligible. Consultant acknowledges and agrees that, except as set forth in this Agreement, no other health, accident, disability or other insurance policies (other than directors' and officers' insurance as provided in the Indemnity Agreement between the Corporation and Consultant) will be provided for him by the Corporation after the Effective Time.

          (g) Taxes.  Consultant agrees to accept liability, to the extent
              -----
Consultant is liable under the law, for the payment of all federal and state taxes or contributions for unemployment insurance or old age pensions or annuities or social security payments which in each case are measured by payments to Consultant for the performance of his obligations under this Agreement. Consultant further agrees to comply with all valid administrative regulations applicable to Consultant respecting liability for such taxes and contributions. Consultant and the Corporation each agree that (i) the services provided by Consultant pursuant to this Section 1 are services provided by an independent contractor, (ii) the consideration described in this Section 1 is the entire consideration for the services to be rendered by Consultant pursuant to this Section 1 and for Consultant's noncompetition covenants pursuant to
Section 2 and (iii) except as otherwise required by a "determination" within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended, each of Consultant and the Corporation will take no action inconsistent with the treatments described in clauses (i) and (ii).

     2.   Non-Competition.
          ---------------

          (a) General.  During the Term, Consultant shall not directly or
              -------
indirectly carry on or participate in any business in competition with the Business (whether conducted by the Corporation or ASCI or any subsidiary or controlled Affiliate of the Corporation or ASCI, all of whom collectively are sometimes called the "Protected Entities"). The "Business" as used in this Section 2 means the sale of automotive parts and accessories at retail or wholesale or by catalogue and the rendering of services relating thereto. In furtherance and not in limitation of the foregoing covenant, Consultant shall not, subject to the last proviso of Section 2(d), carry on or participate in the business of selling automotive parts or accessories or rendering services relating thereto including, without limitation, carrying on or participating in the business of any chain of retail automotive parts and accessories stores, any chain of automotive service facilities, any wholesale or catalog operation or retail chain that is engaged as a significant line of business in the distribution or sale of automotive parts or accessories or rendering services relating thereto. For purposes of this Section 2, a significant line of business is one that constitutes 10% or more of consolidated revenues.

          (b) Agreement Not to Compete Nationally.  Consultant acknowledges that
              -----------------------------------
the Corporation intends to extend ASCI's business operations throughout the United States of America. Therefore, during the Term, Consultant agrees that he shall not directly or indirectly carry on or participate in the Business anywhere within the United States of America.

          (c) Agreement Not to Compete Where the Corporation Does Business.
              ------------------------------------------------------------
Independent of the preceding provision, Consultant agrees that, during the Term, Consultant shall not directly or indirectly carry on or participate in the Business (in competition with the Corporation) within any United States county or United States city in which the Corporation, during the Term, maintains a retail store, distribution center or other facility.

          (d) Prohibited Activities.  The term "directly or indirectly carry on
              ---------------------
or participate in any business in competition with the Business" shall include Consultant, directly or indirectly, doing any of the following listed acts within the geographic areas specified in Sections 2(b) and 2(c):

                    (i) Whether or not for compensation, directly or indirectly engaging in the Business, or any part thereof, or assisting any other Person (defined below) in such Person's conduct of the Business in the Covenant Area, whether as a director, officer, employee, consultant, adviser, independent contractor or otherwise; or

                    (ii) Holding legal or beneficial interest in any Person that is engaged in the Business, whether such interest is as an owner, investor, partner or joint venturer or otherwise; provided, however,
                                                            --------  -------
          that Consultant may acquire and own up to five percent (5%) of the outstanding securities of any class of securities of any corporation which is a publicly traded reporting corporation under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"); or

                    (iii) As agent or principal, carrying on or engaging in any activities or negotiations with respect to the acquisition or the disposition of any business engaged in the Business; or

                    (iv) Engaging in giving advice to any other Person, firm or association engaging in the Business; or

                    (v) Lending or allowing his name or reputation to be used in any such Business; or

                    (vi) On behalf of a competitor, soliciting, diverting or attempting to divert from the Protected Entities any business constituting, or any customer of, or any supplier to, any part of the Business then conducted by the Protected Entities; or

                    (vii) Using his skill, knowledge or experience in the Business for the benefit of any Person;

provided, however, that nothing herein shall prevent Consultant from (i) being
--------  -------
or becoming a passive investor in any LBO or similar fund or any privately owned Person so long as he does not hold or assume a management position therein, (ii) collecting, trading, investing in or engaging in any other activity relating to the collection of, antique or otherwise collectible automobiles or automotive parts, (iii) making any non-directed blind investment, (iv) selling, leasing or exchanging any real estate or pursuing the remedies of a lessor with respect to any such real estate, other than sales, leases or exchanges to a competitor of the Corporation engaged in the Business, (v) rendering consulting services hereunder or taking any action in his capacity as a director of the Corporation, or (vi) serving in any otherwise proscribed capacity or taking any otherwise proscribed action with respect to a Person where the Business of such Person does not constitute and does not propose to constitute a significant line of business.

          (e) Non-Solicitation.  Independent of the foregoing provisions,
              ----------------
Consultant shall not, during the Term, induce or attempt to induce any Person
(i) engaged or employed currently or within the prior 12 months (whether part-time or full-time) by the Corporation or ASCI or their subsidiaries (an "Employee"), whether as an officer, employee, consultant, agent, adviser or independent contractor, to leave the employ of or engagement with the Corporation, ASCI or their controlled Affiliates, as the case may be, or to cease providing the services to or on behalf of the Corporation or ASCI or their controlled Affiliates, as the case may be, then provided by such Person;

provided, that the prohibitions contained in this clause (i) shall not apply
--------
with respect to any Employee whose engagement or employment is terminated by the Corporation, ASCI or any of their controlled Affiliates or by the Employee because of a significant reduction in his or her compensation, benefits, responsibilities or employment level or because of a significant relocation of his or her place of work; and provided further, that, subject to the foregoing
                              -------- -------
proviso, Consultant agrees that, during the Term, he will not in any manner seek to engage or employ (whether or not for compensation) any of the Corporation's officers who will be receiving a bonus (as described in the Merger Agreement), or other persons holding substantially similar ranking in the Corporation, as an officer, employee, consultant, agent, adviser or independent contractor for any Person other than the Corporation; or (ii) that is then or has been within the prior 12 months a customer or supplier to the Protected Entities with respect to the Business to do business with any other Person or to interfere, in any way, directly or indirectly, with the business relationship between the Corporation or ASCI or their Affiliates and any such customer or supplier (including selling or offering to sell any automotive parts or accessories to any Person who is a customer of the Corporation); provided, that the prohibitions contained in this
                              --------
clause (ii) shall not apply to the extent any such inducement to do business is with respect to any business other than the Business.

          (f) Other Definitions.  For the purpose of this Agreement:
              -----------------

                    (i) "Affiliate" shall mean an affiliate as such term is defined in Rule 12b-2 under the Exchange Act; and

                    (ii) "Person" means any corporation, partnership, joint venture, trust, sole proprietorship, limited liability company, unincorporated business association, natural person and any other entity that may be treated as a person under applicable law.

          (g) Scope and Reasonableness.  Consultant has carefully reviewed the
              ------------------------
restrictive covenants contained in this Agreement and considered all of its terms, and agrees that its scope, duration and terms are reasonable. Consultant represents and warrants that this Agreement constitutes the legal, valid and binding obligation of Consultant. The parties agree that it is not their intention to violate any public policy or statutory or common law. The parties intend that the provisions of this Agreement be enforced to the fullest extent permissible under applicable laws and public policies. The parties intend that the non-competition covenants contained in this Section 2 be construed as a series of separate covenants by Consultant, one covenant for each area, or portion thereof, included in the geographic areas specified in Sections 2(b) and 2(c), and for each year, or portion thereof, included in the Term. Accordingly, to the extent that the covenants hereunder shall be adjudicated to be invalid or unenforceable with respect to any one such area, this Agreement shall be deemed amended to delete therefrom or reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of the particular section or provision of this Agreement with respect to the particular area for which such adjudication is made.

     3.   Trade Secrets; Confidential Information.
          ---------------------------------------

          (a)  General.  Consultant recognizes and acknowledges that Consultant
               -------
will have access to certain highly sensitive, special, unique information of the Corporation that is confidential or proprietary. Consultant recognizes and acknowledges that the Confidential Information (as defined herein) which he will acquire in the course of his engagement is utilized by the Corporation in all geographic areas in which the Corporation does business. Further, the Confidential Information will also be utilized in all geographic areas into which the Corporation expands its business. Thus, Consultant acknowledges that he will be a formidable competitor in all areas where the Corporation conducts business. Consultant also acknowledges that the restrictive covenants in this Agreement serve to protect the Corporation's investment in the Confidential Information. Consultant hereby covenants and agrees during the term of this Agreement and for two years thereafter not to disclose any Confidential Information (as hereinafter defined) or trade secrets except for the benefit of the Corporation and to authorized representatives of the Corporation or except as required by any governmental or judicial authority; provided, however, that
                                                       --------  -------
the foregoing restrictions shall not apply to items that, through no fault of Consultant's, have entered the public domain.

          (b)  Confidential Information.  For purposes of this Agreement,
               ------------------------
"Confidential Information" means any data or information with respect to the business conducted by the Corporation, that is material to the Corporation and not generally known by the public. To the extent consistent with the foregoing definition, Confidential Information includes without limitation: (A) reports, pricing, sales manuals and training manuals, selling and pricing procedures, and financing methods of the Corporation, together with any techniques utilized by the Corporation in designing, developing, manufacturing, testing or marketing its products, designing stores, locating stores, product mix and supplier information or in performing services for clients, customers and accounts of the Corporation; and (B) the business plans and financial statements, reports and projections of the Corporation.

          (c)  Ownership Return.  Consultant acknowledges that all trade secrets
               ----------------
and Confidential Information are and shall remain the sole, exclusive and valuable property of the Corporation and that Consultant has and shall acquire no right, title or interest therein. Any and all printed, typed, written or other material which Consultant may have or obtain with respect to trade secrets or Confidential Information (including without limitation all copyrights therein) shall be and remain the exclusive property of the Corporation, and all material (including any copies) with respect to trade secrets or Confidential Information which is in Consultant's possession shall, upon request of the Corporation, be promptly delivered by Consultant to the Corporation.

         (d)  Assignment.  Consultant hereby assigns to the Corporation all
              ----------
right, title and interest in and to any inventions, original works or authorship, developments, improvements or trade secrets relating specifically to the Business which Consultant solely or jointly with an employee of the Corporation, as part of Consultant's engagement hereunder, has conceived or reduced to practice, or will conceive or reduce to practice, or cause to be conceived or reduced to practice, during the Covenant Period. All original works of authorship which are made by Consultant (solely or jointly with employees of the Corporation) as part of Consultant's engagement hereunder and relating specifically to the Business and which are protectable by copyright shall constitute "works made for hire," as that term is defined in the United States Copyright Act.

          (e)  Validity of Covenants.  Consultant agrees that the restrictive
               ---------------------
covenants contained in this Agreement are reasonably necessary to protect the legitimate business and other interests of the Corporation, and reasonable with respect to time and territory, and do not interfere with the interests of the public.

     4.   Specific Performance.  Consultant acknowledges that it would be
          --------------------
impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of the provisions of this Agreement would likely be inadequate and, accordingly, agrees that the Corporation and its Affiliates shall, in addition to any other rights or remedies which they may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain Consultant from violating any of the provisions of this Agreement. In connection with any action or proceeding for injunctive relief, Consultant hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against him, without the necessity of posting bond or other security against him and consents to the entry of injunctive relief against him enjoining or restraining any breach or threatened breach of this Agreement.

     5.   Independent Contractor Relationship.  This Agreement establishes
          -----------------------------------
between the Consultant and the Corporation an independent contractor relationship and all the terms and conditions of this Agreement shall be interpreted in light of that relationship. There is no intention to create, by way of this Agreement, an employer-employee relationship with Consultant. Consultant hereby covenants that he will not take any action in his capacity as Chairman of the Board of the Corporation that is beyond the authority granted to him by the Board.

     6.   Indemnity Agreement.  The Corporation and Consultant are
          -------------------
simultaneously herewith entering into an indemnity agreement in the form attached hereto as Exhibit A indemnifying Consultant under the terms and conditions set forth therein for acts taken or omitted to be taken by him while an officer or director of the Corporation at or after the Effective Time.

     7.   Governing Law; Consent to Jurisdiction.  This Agreement shall be
          --------------------------------------
subject to and governed by the laws of the Commonwealth of Virginia. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and of the United States of America, in each case located in the City of Roanoke or in the County of Roanoke, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby and agrees that any such Litigation shall be brought in such courts. Each party further agrees that service of any process, summons, notice or document by United States mail to his or its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against him or it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the Commonwealth of Virginia or the United States of America, in each case located in the City of Roanoke or the County of Roanoke, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. In the event of a legal or arbitral dispute, claim or controversy arising out of this Agreement, the court or arbitrator, as the case may be, shall award reasonable expenses (including reimbursement of court costs and attorneys' fees and expenses) to the prevailing party upon application therefor.

     8.   Independent Remedies.  Nothing herein shall in any way affect
          --------------------
Consultant's or the Corporation's respective rights, or his or its ability to pursue any claim or cause of action against the other party or any of its Affiliates, successors or assigns under, the Stockholders Agreement dated the date hereof among Consultant, the 1964 Trust, Investor and Guarantor, the Option Agreement between the Corporation and Consultant dated the date hereof, any lease between the Corporation or any Affiliate of the Corporation and Consultant or any of his Affiliates, or any other agreement to which Consultant is a party, whether such agreement is in effect on the date hereof or shall thereafter become effective.

     9.   Termination.  (a)  The Corporation may terminate this Agreement in the
          -----------
event that Consultant (i) fails to materially perform the consulting services contemplated by Section 1, or materially breaches any other provisions of this Agreement, including without limitation the non-competition covenants, and such material nonperformance or material breach continues for 30 days after written notice thereof by the Corporation to Consultant, by written notice thereof to Consultant accompanied by the Corporation's payment, if any, of any accrued and unpaid amounts payable pursuant to Section 1 hereof; (ii) is convicted of or pleads guilty or nolo contendere to criminal conduct which is demonstrably and materially injurious to the Corporation, including fraud, embezzlement or other illegal conduct; or (iii) is convicted of, or enters a pleading of guilty or nolo contendere to any crime involving moral turpitude or any felony which is demonstrably and materially injurious to the

Corporation; provided, that in the event of Consultant's death or disability
             --------
this Agreement shall remain in full force and effect.

          (b) Consultant may terminate this Agreement in the event that the Corporation fails to materially perform its obligations under Section 1, or materially breaches any other provisions of this Agreement, and such material nonperformance or material breach continues for 30 days after written notice thereof by Consultant to the Corporation, by written notice thereof to the Corporation.

          (c) Unless earlier terminated pursuant to Section 9(a) or Section 9(b), this Agreement shall terminate on the third anniversary of the Effective Time.

     10.  Miscellaneous.
          -------------

          (a) Notices.  Any and all notices, designations, consents, offers,
              -------
acceptances, or any other communications provided for herein shall be given in writing by express mail or other similar overnight delivery or by facsimile or if hand delivered and shall be deemed given on the date actually received, which shall be addressed as set forth below:

               If to the Corporation:
               ---------------------

               Advance Holding Corporation
               c/o Freeman Spogli & Co. Incorporated
               599 Lexington Avenue
               New York, NY  10022
               Facsimile:  (212) 758-7499
               Attention:  John M. Roth

               with a copy to:

               Riordan & McKinzie
               300 South Grand Avenue,
                    29th Floor
               Los Angeles, CA  90071
               Facsimile: (213) 229-8550
               Attention: Richard J. Welch

               If to Consultant:
               ----------------

               Nicholas F. Taubman
               2818 Avenham Avenue
               Roanoke, Virginia  24014
               Facsimile:  (540) 342-5455
               with a copy to:

               Flippin, Densmore, Morse, Rutherford & Jessee
               300 First Campbell Square
               Drawer 1200
               Roanoke, Virginia  24006
               Facsimile:  (540) 510-3050
               Attention:  Douglas W. Densmore

          (b) No Waiver; Amendment.  The failure by any party to enforce any of
              --------------------
its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is in writing and signed by the waiving party, and, in the case of any corporation, approved by its Board of Directors, or in the case of a partnership, approved by the Board of Directors of its corporate general partner. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Agreement can be amended only by a written agreement executed by each party hereto.

          (c) Definitions; Headings.  A term defined in any part of this
              ---------------------
Agreement shall have the defined meaning wherever such term is used herein. The headings contained in this Agreement are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Agreement.

          (d) No Construction Against Any Party.  This Agreement was reviewed by
              ---------------------------------
legal counsel for Consultant and the Corporation. This Agreement is the product of informed negotiations among Consultant, the Corporation and Freeman Spogli & Co. Incorporated and if any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by all parties. Moreover, Consultant and the Corporation each acknowledge that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

          (e) Invalid Provision.  Whenever possible, each provision and term of
              -----------------
this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or wholly invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such provision or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. The restrictive covenants contained in this Agreement are separate and independent contractual provisions. The invalidity or unenforceability of any particular restrictive covenant or any other provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

          (f) Successors.  This Agreement shall be binding upon and inure to the
              ----------
benefit of the Corporation and Consultant and their respective heirs, legal representatives, executors, administrators and successors. Neither the Corporation nor Consultant may assign its obligations hereunder.

          (g) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
among the parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, among the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year set forth above.


                                    ADVANCE HOLDING CORPORATION



                                    By: /s/ Garnett E. Smith
                                       --------------------------------------
                                    Title:   President
                                           ----------------------------------



                                    ADVANCE STORES COMPANY, INCORPORATED



                                    By: /s/ Garnett E. Smith
                                        --------------------------------------
                                    Title:   President
                                           -----------------------------------



                                    CONSULTANT

                                    /s/ Nicholas F. Taubman
                                    ------------------------------------------
                                    Nicholas F. Taubman